UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2026
Space Exploration Technologies Corp.
(Exact name of registrant as specified in its charter)

Texas	001-43344	01-0627671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Rocket Road Starbase, TX 78521 (Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (310) 363-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	SPCX	The Nasdaq Stock Market LLC
Class A common stock, par value $0.001 per share	SPCX	Nasdaq Texas, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Notes Offering
On June 22, 2026, Space Exploration Technologies Corp. (the “Company”) commenced an offering of senior unsecured notes (the “Offering”). On June 26, 2026, the Company entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “trustee”), pursuant to which the Company issued $7.0 billion aggregate principal amount of its 5.350% Senior Notes due 2031 (the “2031 Notes”), $6.0 billion aggregate principal amount of its 5.650% Senior Notes due 2033 (the “2033 Notes”), $6.0 billion aggregate principal amount of its 5.875% Senior Notes due 2036 (the “2036 Notes”), $2.5 billion aggregate principal amount of its 6.600% Senior Notes due 2046 (the “2046 Notes”), and $3.5 billion aggregate principal amount of its 6.650% Senior Notes due 2056 (the “2056 Notes” and, together with the 2031 Notes, the 2033 Notes, the 2036 Notes, and the 2046 Notes, the “Notes”). The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. persons pursuant to Regulation S under the Securities Act.
The Notes bear interest at a rate of 5.350% per annum with respect to the 2031 Notes, 5.650% per annum with respect to the 2033 Notes, 5.875% per annum with respect to the 2036 Notes, 6.600% per annum with respect to the 2046 Notes, and 6.650% per annum with respect to the 2056 Notes. Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2027. The Company will pay interest to those persons who were holders of record at the close of business on the January 1 or July 1 immediately preceding each interest payment date. The Notes are unsecured obligations of the Company and rank equally in right of payment with all existing and future unsubordinated indebtedness, liabilities and other obligations of the Company. The Indenture also contains customary event of default provisions.
The Notes of each series will be redeemable, in whole or in part, at the Company’s option at any time and from time to time prior to the applicable Par Call Date (as set forth in the table below), at a redemption price calculated by the Company (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
1.(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus the Applicable Spread for such Notes (as set forth below) less (b) interest accrued and unpaid thereon to the date of redemption, and
2. 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

Series	Par Call Date	Applicable Spread
2031 Notes:	June 15, 2031 (one month prior to maturity)	+20 basis points
2033 Notes:	May 15, 2033 (two months prior to maturity)	+20 basis points
2036 Notes:	April 15, 2036 (three months prior to maturity)	+25 basis points
2046 Notes:	January 15, 2046 (six months prior to maturity)	+25 basis points
2056 Notes:	January 15, 2056 (six months prior to maturity)	+30 basis points

The Notes of each series will be redeemable, in whole or in part, at the Company’s option at any time and from time to time on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the date of redemption.
On June 26, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several initial purchasers, pursuant to which the Company agreed to use commercially reasonable efforts to:
•file a registration statement with respect to a registered offer to exchange the Notes for new exchange notes, which will have terms substantially identical in all material respects to the Notes (except that, among other things, the new exchange notes will not contain terms with respect to transfer restrictions and additional interest);
•cause the exchange offer registration statement to be declared effective under the Securities Act; and
•consummate the registered exchange offer no later than 540 days after the issue date of the Notes.
The foregoing description of the Indenture, the Notes and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the entire text of the Indenture, the forms of the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes, the 2056 Notes, and the Registration Rights Agreement, copies of which are filed hereto as Exhibit 4.1 through Exhibit 4.7 and are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of June 26, 2026, between Space Exploration Technologies Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Form of 5.350% Senior Notes due 2031 (included in Exhibit 4.1).
4.3	Form of 5.650% Senior Notes due 2033 (included in Exhibit 4.1).
4.4	Form of 5.875% Senior Notes due 2036 (included in Exhibit 4.1).
4.5	Form of 6.600% Senior Notes due 2046 (included in Exhibit 4.1).
4.6	Form of 6.650% Senior Notes due 2056 (included in Exhibit 4.1).
4.7
Registration Rights Agreement, dated as of June 26, 2026, among Space Exploration Technologies Corp. and BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Space Exploration Technologies Corp.

Date: June 26, 2026	By:	/s/ Bret Johnsen
Name: Bret Johnsen
Title: Chief Financial Officer